Exhibit 99.1

i2 Reports First Quarter 2009 Results

DALLAS – May 7, 2009 – i2 Technologies, Inc. (NASDAQ: ITWO) today announced results for the first quarter of 2009.

A summary of first quarter results:

•	Total revenue was $56.4 million

•	Total costs and expenses were $50.8 million

•	Net income applicable to common stockholders was $1.9 million

•	Diluted earnings per share (GAAP) were $0.07

•	Non-GAAP diluted earnings per share were $0.18 (excluding stock option expense; impact from the adoption of FSP APB 14-1 and the net loss on debt repurchase)

•	Cash flow from operations was $7.7 million

•	Total bookings of $66.5 million, including $24.1 million in software solutions bookings (which includes $14.0 million in essential services required to deliver the licensed functionality)

“We are very pleased to report year-over-year growth in total bookings for the first quarter, recording more than $66 million in total bookings, particularly in this challenging economic environment,” stated i2 Chief Executive Officer Jackson L. Wilson, Jr. “During the quarter, we implemented certain structural and sustainable changes to our business model, including capital structure improvements, selective realignment of resources, and the rightsizing of certain overhead costs. The changes we implemented during the first quarter provide increased focus on our software license sales approach and enhance our customer service and delivery.”

“We are reporting solid financial results for the first quarter highlighted by significant software solutions bookings, approximately $8 million in cash flow from operations and the repurchase of our 5% senior convertible notes,” stated i2 Executive Vice President and Chief Financial Officer Mike Berry. “With our strong balance sheet and cost reduction actions implemented during the first quarter, we are well-positioned in this difficult business environment,” concluded Berry.

First Quarter Results

Revenue Detail

Total revenue for the first quarter was $56.4 million as compared to $62.6 million in the first quarter of 2008, a decrease of $6.2 million or 10 percent.

i2 had total first quarter software solutions revenue, which includes core license revenue, recurring license revenue and fees received to develop the licensed functionality, of $10.2 million. This compares to $11.7 million of software solutions revenue in the first quarter of 2008, a decrease of 13 percent year-over-year.

Services revenue in the first quarter was $26.8 million, a decrease of $2.1 million or 7 percent compared to the $28.8 million of services revenue in the first quarter of 2008. Services revenue includes fees received from consulting and training services and arrangements to customize or enhance previously purchased licensed software as well as reimbursable expenses.

First quarter maintenance revenue was $19.4 million, a decrease of 12 percent from $22.1 million in the comparable prior year quarter.

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i2 Reports First Quarter 2009 Results

Costs and Expenses

Total costs and expenses for the first quarter of 2009 were $50.8 million, a 13 percent decrease compared to $58.5 million in the first quarter of 2008. Total costs and expenses in the first quarter of 2009 included $3.0 million in restructuring charges related to the company’s reduction in force and reorganization plan implemented during the first quarter. Total costs and expenses in the first quarter also included $2.6 million in stock-based compensation expense, which includes $1.7 million in expense related to stock options and $0.9 million in expense related to restricted stock units.

Net Income

The company reported first quarter 2009 net income applicable to common stockholders of $1.9 million, or $0.07 per diluted share. This compares to $2.1 million, or $0.08 per diluted share, in net income applicable to common stockholders in the first quarter of 2008.

Non-GAAP Diluted Earnings Per Share

The company provides non-GAAP financial measures to assist stockholders with the analysis of financial and business trends related to the company’s operations. These calculations are not in accordance with, or an alternative for, generally accepted accounting principles (GAAP) and may be different from non-GAAP measures presented by other companies.

Non-GAAP diluted earnings per share applicable to common stockholders in the first quarter of 2009 were $0.18, compared to $0.17 per diluted share in the comparable period last year on a non-GAAP basis. Non-GAAP diluted earnings per share excludes stock option expense; the impact of FSP APB 14-1 adoption and the net loss on the repurchase of the company’s 5% senior convertible notes due to the write-off of unamortized discount and debt issuance costs partially offset by the repurchase of the notes below par value. Due to the repurchase of the company’s 5% senior convertible notes during the first quarter of 2009, future periods will not be affected by FSP APB 14-1 adoption. Therefore, the company has elected to treat the incremental non-cash interest expense effect of FSP APB 14-1 adoption as a non-GAAP adjusting item for the periods presented.

A full reconciliation of GAAP to non-GAAP financial measures can be found in Schedule A included with this release.

Other Financial Information

On March 31, 2009, i2’s total cash balance was $166.6 million (including restricted cash of $8.9 million), a decrease of $77.2 million from December 31, 2008. The decrease in the cash balance reflects the $84.8 million in cash paid to repurchase the company’s 5% senior convertible notes, including transaction costs, slightly offset by positive cash flow from operations generated in the quarter.

The company generated cash flow from operations of $7.7 million in the first quarter of 2009. The first quarter 2009 cash flow from operations amount includes $1.8 million in cash paid for restructuring charges and $1.1 million in interest payments related to the repurchase of the company’s 5% senior convertible notes.

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i2 Reports First Quarter 2009 Results

The financial results included in this press release are preliminary and pending final review by the company and its external auditors. Financial results will not be final until the company files its first quarter 2009 Form 10-Q.

Earnings Conference Call and Webcast Information

The i2 management team will host a live conference call with investors today, May 7 at 10:00 a.m. ET to discuss the first quarter 2009 financial results. Investors and other interested parties may access the call via webcast through the company’s Web site at http://www.i2.com/investor.

An audio replay of the conference call will be available for approximately 24 hours following the call. To access the replay, dial (800) 475-6701 (USA) or (320) 365-3844 (International) and enter access code 995618. The webcast will also be archived via the company’s Web site at http://www.i2.com/investor.

About i2

Throughout its 20-year history of innovation and value delivery, i2 has dedicated itself to building successful customer partnerships. As a full-service supply chain company, i2 is uniquely positioned to help its clients achieve world-class business results through a combination of consulting, technology, and managed services. i2 solutions are pervasive in a wide cross-section of industries; 21 of the AMR Research Top 25 Global Supply Chains belong to i2 customers. Learn more at www.i2.com.

i2 is a registered trademark of i2 Technologies US, Inc. and i2 Technologies, Inc.

i2 Cautionary Language

This press release contains forward-looking statements that involve risks and uncertainties, including forward-looking statements regarding i2’s ability to execute upon its internal plans and improve operational efficiencies. These forward-looking statements are based on current expectations for bookings, cash collections, revenue, expense and diluted shares outstanding, and involve risks and uncertainties that may cause actual results to differ from those projected, including, without limitation, the risk that (i) we will be unable to develop and generate additional demand for our products, (ii) we will be unable to remain competitive, (iii) our strategy to sell new software solutions may not be successful, (iv) product quality, performance claims and other litigation may have a material adverse effect on our relationships with customers and our business, and (v) key personnel leave the company or the company is unable to attract, train and retain additional personnel. For a discussion of factors which could impact i2’s financial results and cause actual results to differ materially from those in forward-looking statements, please refer to i2’s recent filings with the SEC, particularly the Annual Report on Form 10-K for the year ended December 31, 2008. i2 expressly disclaims any current intention to update the forward-looking information contained in this news release.

For More Information Contact:

Tom Ward	Beth Elkin
i2 Investor Relations	i2 Corporate Communications
469-357-3854	469-357-4225
tom_ward@i2.com	beth_elkin@i2.com

i2 TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value)

(unaudited)

	March 31, 2009	December 31, 2008
		(as Restated) *
ASSETS
Current assets:
Cash and cash equivalents	$157,659	$238,013
Restricted cash	8,921	5,777
Accounts receivable, net	22,980	25,846
Other current assets	7,418	9,477

Total current assets	196,978	279,113

Premises and equipment, net	4,035	4,915
Goodwill	16,684	16,684
Non-current deferred tax asset	5,846	7,289
Other non-current assets	3,371	5,024

Total assets	$226,914	$313,025

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,878	$4,855
Accrued liabilities	16,499	15,116
Accrued compensation and related expenses	11,489	18,679
Deferred revenue	58,597	53,028

Total current liabilities	90,463	91,678

Total long-term debt, net	—	64,520
Taxes payable	5,292	6,948

Total liabilities	95,755	163,146

Commitments and contingencies

Stockholders’ equity:
Preferred Stock, $0.001 par value, 5,000 shares authorized, none issued and outstanding	—	—
Series A junior participating preferred stock, $0.001 par value, 2,000 shares authorized, none issued and outstanding	—	—
Series B 2.5% convertible preferred stock, $1,000 par value, 150 shares authorized 109 issued and outstanding at March 31, 2009 and December 31, 2008	106,706	106,591
Common stock, $0.00025 par value, 2,000,000 shares authorized, 21,983 and 21,895 shares issued and outstanding at March 31, 2009 and December 31, 2008, respectively	6	5
Additional paid-in capital	10,480,786	10,498,453
Accumulated other comprehensive (loss) income	(1,531)	1,509
Accumulated deficit	(10,454,808)	(10,456,679)

Net stockholders’ equity	131,159	149,879

Total liabilities and stockholders’ equity	$226,914	$313,025

*	2008 period restated to reflect the adoption of FSP APB 14-1

i2 TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2009	2008
		(as Restated) *
Revenues:
Software solutions	$10,203	$11,672
Services	26,753	28,842
Maintenance	19,420	22,063

Total revenues	56,376	62,577

Costs and expenses:
Cost of revenues:
Software solutions	1,697	2,615
Services	17,586	22,471
Maintenance	2,486	2,843
Amortization of acquired technology	—	4
Sales and marketing	9,908	11,950
Research and development	7,075	7,633
General and administrative	8,969	9,509
Amortization of intangibles	25	25
Restructuring charges and adjustments	3,006	—

Costs and expenses, subtotal	50,752	57,050
Intellectual property settlement, net	—	1,455

Total costs and expenses	50,752	58,505

Operating income	5,624	4,072

Non-operating income (expense), net:
Interest income	129	1,194
Interest expense	(899)	(1,860)
Foreign currency hedge and transaction losses, net	(541)	(141)
Loss on extinguishment of debt	(892)	—
Other (expense) income, net	(144)	717

Total non-operating (expense), net	(2,347)	(90)

Income before income taxes	3,277	3,982
Income tax expense	617	1,127

Net income	$2,660	$2,855

Preferred stock dividend and accretion of discount	789	776

Net income applicable to common stockholders	$1,871	$2,079

Net income per common share applicable to common stockholders:

Basic	$0.07	$0.08
Diluted	$0.07	$0.08

Weighted-average common shares outstanding:
Basic	26,733	26,055
Diluted	26,785	26,441

*	2008 period restated to reflect the adoption of FSP APB 14-1

i2 TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Three Months Ended March 31,
	2009	2008
		(as Restated) *
Cash flows from operating activities:
Net income	$2,660	$2,855
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of debt issuance expense	84	173
Debt discount accretion	389	781
Loss on extinguishment of debt	892	—
Depreciation and amortization	787	935
Stock based compensation	2,577	2,903
Loss on disposal of premises and equipment	94	147
(Benefit) provision for bad debts charged to costs and expenses	(101)	106
Deferred income taxes	589	616
Changes in operating assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	2,772	(2,223)
Other assets	(788)	(2,302)
Accounts payable	(956)	720
Taxes payable	(1,034)	1,320
Accrued liabilities	900	1,077
Accrued compensation and related expenses	(6,915)	(5,198)
Deferred revenue	5,744	6,988

Net cash provided by operating activities	7,694	8,896

Cash flows (used in) provided by investing activities:
Restrictions (placed) released on cash	(3,144)	1,193
Purchases of premises and equipment	(57)	(152)
Proceeds from sale of premises and equipment	5	12

Net cash (used in) provided by investing activities	(3,196)	1,053

Cash flows (used in) provided by financing activities:
Repurchase of debt and equity conversion feature	(84,813)	—
Net proceeds from common stock issuance from options and employee stock purchase plans	10	52

Net cash (used in) provided by financing activities	(84,803)	52

Effect of exchange rates on cash	(49)	620

Net change in cash and cash equivalents	(80,354)	10,621
Cash and cash equivalents at beginning of period	238,013	120,978

Cash and cash equivalents at end of period	$157,659	$131,599

Supplemental cash flow information
Interest paid	$1,053	$—
Income taxes paid (net of refunds received)	$1,457	$(435)
Schedule of non-cash financing activities
Preferred stock dividend and accretion of discount	$789	$776

*	2008 period restated to reflect the adoption of FSP APB 14-1

SCHEDULE A TO PRESS RELEASE

May 7, 2009

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

($ in thousands, except per share data)

(unaudited)

Operating Income
	1Q 2009	1Q 2008
GAAP operating income	$5,624	$4,072
GAAP operating margin	10.0%	6.5%

Add: stock option expense	1,677	2,020

Non-GAAP operating income	$7,301	$6,092
Non-GAAP operating margin	13.0%	9.7%

Net income applicable to common stockholders
	1Q 2009	1Q 2008
GAAP net income applicable to common stockholders	$1,871	$2,079

Add: stock option expense	1,677	2,020
Add: non-cash effect of incremental non-operating expense from APB 14-1 adoption	265	524
Add: loss on extinguishment of debt *	892	—

Non-GAAP net income applicable to common stockholders	$4,706	$4,622

Diluted earnings per share applicable to common stockholders **
	1Q 2009	1Q 2008
GAAP diluted earnings per share applicable to common stockholders	$0.07	$0.08

Add: stock option expense	$0.06	$0.08
Add: non-cash effect of incremental non-operating expense from APB 14-1 adoption	$0.01	$0.02
Add: loss on extinguishment of debt *	$0.03	—

Non-GAAP diluted earnings per share applicable to common stockholders	$0.18	$0.17

Diluted share count	26,785	26,441

*	Loss on extinguishment of debt represents the write-off of unamortized discount and debt issuance costs, partially offset by the repurchase of the notes below par value.
**	Non-GAAP EPS amounts may vary from GAAP EPS amounts and adjustments due to rounding

SCHEDULE B TO PRESS RELEASE

May 7, 2009

KEY PERFORMANCE INDICATORS

(unaudited)

	1Q 08	2Q 08	3Q 08	4Q 08	1Q 09
Software solutions bookings ($ in millions) (1)	$8.6	$8.3	$5.1	$7.8	$24.1
Services and maintenance bookings ($ in millions)	$57.8	$55.7	$41.4	$41.7	$42.4

Total bookings ($ in millions) (2)	$66.4	$64.1	$46.5	$49.5	$66.5

Number of software solutions transactions booked > $500K	5	2	4	2	4
Average amount booked ($ in thousands) (3)	$227	$243	$254	$244	$963

Software solutions revenue
Revenue from current quarter bookings ($ in millions)	$0.2	$1.4	$0.9	$1.4	$2.6
Revenue from prior period bookings ($ in millions)	$5.2	$5.5	$3.7	$4.9	$2.3
Subscription/recurring revenue ($ in millions)	$6.2	$5.7	$6.0	$5.8	$5.3

Total software solutions revenue ($ in millions)	$11.7	$12.6	$10.6	$12.1	$10.2

Total revenue recognized by region
Greater APAC	17%	19%	17%	20%	25%
EMEA	20%	24%	22%	21%	19%
Americas	63%	58%	61%	59%	56%

Total revenue	100%	100%	100%	100%	100%

Days sales outstanding	40	41	38	38	37

Total headcount	1,301	1,309	1,327	1,280	1,188

Direct sales representatives (4)	56	57	57	54	45

1.	Software solutions bookings includes bookings for recurring transactions and essential services required to deliver the licensed functionality.
2.	Total bookings represents potential future revenue that was sold each quarter
3.	Average amount excludes recurring bookings less than $10K
4.	Direct sales representatives includes commission-based, quota carrying sales reps excluding sales management.